Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Tornado Gold International Corp. (the "Company") on Form 10-QSB for the quarter ending March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Earl W. Abbott, President and Chief Executive Officer of the Company, and I, George Drazenovic, Chief Financial Officer of the Company, each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


May 15, 2006                           By: /s/ EARL W. ABBOTT
                                           -------------------------------------
                                           Earl W. Abbott
                                           President and Chief Executive Officer
                                           (Principal Executive Officer)


May 15, 2006                           By: /s/ GEORGE DRAZENOVIC
                                           -------------------------------------
                                           George Drazenovic
                                           Chief Financial Officer
                                           (Principal Financial Officer)